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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 12, 2004

                                 WORLDCOM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

               001-10415                      58-1521612
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        (Commission File Number)   (I.R.S. Employer Identification No.)

               22001 LOUDOUN COUNTY PARKWAY
                   ASHBURN, VIRGINIA                      20147
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         (Address of Principal Executive Offices)       (Zip Code)

                                 (703) 886-5600
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS

           On March 15, 2004, WorldCom, Inc. ("MCI") and Telefonos de Mexico, S.A. de C.V. ("Telmex") issued a joint press release announcing that on March 12, 2004, MCI and Telmex entered into a definitive agreement (the "Purchase Agreement") pursuant to which MCI will sell to Telmex its investment in Embratel Participacoes S.A. for $360 million in cash, subject to the approval of the U.S. Bankruptcy Court and certain other Brazilian regulatory authorities. A copy of the joint press release, dated March 15, 2004, is attached hereto as Exhibit
99.1 and is incorporated herein by reference. A copy of the Purchase Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

           MCI and certain of its direct and indirect U.S. subsidiaries are operating as debtors-in-possession in a chapter 11 case under the Bankruptcy Code. MCI intends to file the Purchase Agreement with the U.S. Bankruptcy Court for the Southern District of New York on or before March 19, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             a) Financial Statements.

                        Not Applicable.

             b) Pro Forma Financial Information.

                        Not Applicable.

             c) Exhibits.

                   99.1   Press Release, dated March 15, 2004

                   99.2 Stock Purchase Agreement, dated as of March 12, 2004, by and among Telefonos de Mexico, S.A. de C.V., WorldCom, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2004


                                             WORLDCOM, INC.


                                             By: /s/ Anastasia D. Kelly
                                                 -------------------------------
                                                  Anastasia D. Kelly
                                                  Executive Vice President and
                                                  General Counsel




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
                                  EXHIBIT INDEX

       Exhibit No.            Description
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            99.1              Press Release, dated March 15, 2004

            99.2 Stock Purchase Agreement, dated March 12, 2004, by and among Telefonos de Mexico, S.A. de C.V., WorldCom, Inc., MCI International, Inc., MCI WorldCom International, Inc., and MCI WorldCom Brazil LLC






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